                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 23, 1997
                                                --------------------------------

                               APOLLO GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Arizona                        0-25232                    86-0419443
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)



       4615 East Elwood Street, Phoenix, Arizona                  85040
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (602) 966-5394
                                                  ------------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 23, 1997, Apollo Group, Inc. (the "Company"), through a wholly owned subsidiary, College for Financial Planning, Inc. ("College"), purchased from National Endowment for Financial Education ("NEFE") the assets and related business operations of the College for Financial Planning and related divisions, including the Institute for Wealth Management, the Institute for Retirement Planning, the American Institute for Retirement Planners, Inc., and the Institute for Tax Studies (collectively, the "Acquired Business"). The purchase price was $35,000,000, consisting of (i) $17.5 million of the Company's Class A Common Stock, based on the average of the closing bid price of the Class A Common Stock made by certain specified market makers (the "Share Determination Price") on the fourth business day prior to the Closing Date of the acquisition; and (ii) cash in an amount equal to $35 million less the value of the number of shares of Common Stock determined in (i) above based on the Share Determination Price as of the Closing Date, plus the assumption by the Company of certain liabilities, including deferred tuition income at the Closing Date, which at June 30, 1997, was approximately $17.2 million. Based on the calculation of the Share Determination Price described above, the Company issued 444,953 shares of its Class A Common Stock to the Selling Securityholder on the Closing Date.

         For the fiscal year ended September 30, 1996, the Acquired Business had positive earnings, and had revenues of approximately $17 million, excluding investment income earned on assets not being acquired by the Company in the acquisition. The Company does not anticipate that the acquisition will be material to the Company's fiscal 1998 earnings.

         NEFE is a not-for-profit organization that owned and operated the College for Financial Planning and the other divisions described above. NEFE currently owns the NEFE High School Financial Planning Program, the Public Education Center, and the NEFE Press, which NEFE will continue to own and operate subsequent to the acquisition.

         With current enrollments of over 20,000 students, the College for Financial Planning is one of the largest providers of financial planning education programs in the United States, including the Certified Financial Planner (CFP) Professional Education Program. For the past 25 years, the College for Financial Planning has been a leader in educating financial services professionals to better serve the financial planning needs of the general public.

         The Company financed the cash portion of the purchase price for the acquisition described above from cash from operations.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS FOR COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES (COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

      -   Independent Auditors' Report
      -   Statement of Financial Position - September 30, 1996
      -   Statement of Activities - Year Ended September 30, 1996
      -   Statement of Cash Flows - Year Ended September 30, 1996
      -   Notes to Financial Statements - Year Ended September 30, 1996
      -   Statement of Financial Position (unaudited) - June 30, 1997
      -   Statement of Cash Flows (unaudited) - Nine Months ended June 30, 1997
      -   Statement of Activities (unaudited) - Nine Months ended June 30, 1997
      - Notes to Financial Statements - (unaudited) - Nine Months ended June 30, 1997

(b)       PRO FORMA FINANCIAL STATEMENTS

      -   Introduction
      -   Pro Forma Combined Balance Sheet (unaudited) as of May 31, 1997
      - Pro Forma Combined Statement of Income (unaudited) for the Nine Months ended May 31, 1997
      - Pro Forma Combined Statement of Income (unaudited) for the Year Ended August 31, 1996

(c) EXHIBITS.

    EXHIBIT
    NUMBER      DESCRIPTION                                                PAGE
    ------      -----------                                                ----
       1        Letter Agreement between NEFE and BT              Incorporated by reference
                Alex. Brown Incorporated, dated September         to Exhibit 1 of Amendment
                23, 1997 and related Indemnity Agreements         No. 1 to the Company's
                                                                  Registration Statement No.
                                                                  333-35465 on Form S-3
                                                                  filed on September 23,
                                                                  1997

        2.1     Asset Purchase Agreement by and among             Incorporated by reference
                National Endowment for Financial Educa-           to Exhibit 10.1 of the
                tion,(R) College for Financial Planning, Inc.,    Company's Registration
                as assignee of Apollo Online, Inc., as Buyer,     Statement No. 333-35465
                and Apollo Group, Inc. dated August 21, 1997      on Form S-3 filed
                                                                  September 11, 1997

        2.2     Assignment and Amendment of Asset Purchase        Incorporated by reference
                Agreement by and among National Endowment         to Exhibit 10.2 of the
                for Financial Education, Inc., the College        Company's Registration
                of Financial Planning, Inc., Apollo Online,       Statement on Form S-3
                Inc., and Apollo Group, Inc., dated               filed September 11, 1997
                September 23, 1997


       99       Press Release dated September 23, 1997            Filed herewith

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees
of the National Endowment for
Financial Education

We have audited the accompanying statement of financial position of the College for Financial Planning and Related Institutes, (Components of the National Endowment of Financial Education) as of September 30, 1996, and the related statements of activities and of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the College for Financial Planning and Related Institutes as of September 30, 1996, and the changes in their net assets and their cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared from the separate records maintained by the College for Financial Planning and Related Institutes and may not necessarily be indicative of the conditions that would have existed or the results of operations if the College for Financial Planning and Related Institutes had been operated as unaffiliated entities. Portions of certain expenses represent allocations made from items applicable to the National Endowment for Financial Education as a whole.


DELOITTE & TOUCHE LLP

Denver, Colorado
November 18, 1996 (September 23, 1997 as to Note 1)

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF FINANCIAL POSITION
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
   Student notes receivable (Note 2)                         $4,756,000
   Inventory of program materials                               324,300
   Prepaid expenses and other                                   415,800
                                                             ----------

   Total current assets                                       5,495,300
                                                             ----------
OTHER ASSETS:
   Long-term portion of student notes receivable                536,400
   Other                                                          3,000
                                                             ----------

       Total other assets                                       539,400
                                                             ----------
PROPERTY AND EQUIPMENT:
   Furniture, fixtures and equipment, less accumulated
   depreciation of $2,376,900                                   880,500
                                                             ----------

TOTAL                                                        $6,915,200
                                                             ==========

See notes to financial statements.

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF FINANCIAL POSITION
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES:
  Accounts payable                                           $    325,600
  Accrued expenses                                                184,700
  Salaries, wages and employee benefits                           501,800
  Current portion of capitalized lease obligations                 40,800
                                                             ------------

   Total current liabilities                                    1,052,900
                                                             ------------
DEFERRED TUITION                                               16,896,000
                                                             ------------
CAPITALIZED LEASE OBLIGATIONS - Net of current portion             97,600
                                                             ------------

DEFICIENCY IN ASSETS:
  Board designated funds:
     Property, plant and equipment                                880,500
  Undesignated funds (deficit)                                (12,011,800)
                                                             ------------
                                                              (11,131,300)
                                                             ------------
TOTAL                                                        $  6,915,200
                                                             ============

See notes to financial statements.

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF ACTIVITIES
YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

REVENUES:
   Tuition and examination fees                   $ 10,645,800
   Enrollment fees                                   4,589,900
   Re-examination and reinstatement fees               818,900
   Book sales                                          813,900
   Other fees                                           96,600
                                                  ------------

       Total revenues                               16,965,100
                                                  ------------
EXPENSES:
   Program costs                                     4,329,100
   Salaries and contract labor                       4,383,800
   Salary-related expenses                           1,288,400
   Public awareness                                    947,500
   Office expense                                      891,700
   Professional services                               298,500
   Depreciation and amortization                       298,500
   Other                                               404,000
                                                  ------------

       Total expenses                               12,841,500
                                                  ------------
INCREASE IN NET ASSETS:                              4,123,600

NET ASSETS RETAINED BY NEFE                         (4,177,100)

DEFICIENCY IN NET ASSETS, beginning of year        (11,077,800)
                                                  ------------

DEFICIENCY IN NET ASSETS, end of year             $(11,131,300)
                                                  ============

See notes to financial statements.

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF CASH FLOWS
YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

CASH FLOWS FORM OPERATING ACTIVITIES:
   Increase in net assets                                                        $ 4,123,600
   Adjustments to reconcile increase in net assets to net cash provided by operations
       Loss on disposal of property and equipment                                      4,300
       Depreciation and amortization                                                 298,500
       Changes in operating assets and liabilities:
           Student notes receivable                                                 (107,100)
           Inventory of program materials                                            (19,000)
           Prepaid expenses and other assets                                         (22,500)
           Accounts payable and other current liabilities                            (25,300)
           Deferred tuition                                                          456,400
                                                                                 -----------

           Net cash provided by operations                                         4,708,900
                                                                                 -----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property, plant and equipment                                       (189,500)
                                                                                 -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Principal payments of capital lease obligation                                    (39,500)
   Cash retained by NEFE                                                          (4,479,900)
                                                                                 -----------
           Net cash used in financing activities                                  (4,519,400)
                                                                                 -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                    0

CASH AND CASH EQUIVALENTS, beginning of year                                               0
                                                                                 -----------

CASH AND CASH EQUIVALENTS, end of year                                           $         0
                                                                                 ===========

See notes to financial statements

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL POSITION)

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

1.     ORGANIZATION AND BASIS OF PRESENTATION

  ORGANIZATION - The College for Financial Planning and related institutes (CFP) are components of the National Endowment for Financial Education (NEFE). CFP is a non-traditional provider of educational and testing services for the financial services industry. CFP's primary purpose is to promote professional levels of competence among those who are or will be employed in financial planning or related fields for individuals and businesses. NEFE's Articles of Incorporation do not provide for the issuance of certificates of capital stock and state that no part of the net assets shall inure to the benefit of, or be distributable to NEFE's Board of Trustees, officers or other private persons.

  NEFE has been granted tax-exempt status under Internal Revenue Code Section 501(c)(3).

  BASIS OF PRESENTATION - On August 21, 1997 NEFE entered into an agreement to sell the operations of CFP to Apollo Group, Inc. (Apollo). The transaction closed on September 23, 1997. The accompanying financial statements include the assets and liabilities and the revenues and expenses that relate to the operations of CFP that were purchased or assumed by Apollo pursuant to the agreement. The financial statements are not necessarily indicative of conditions that would have existed or the results of activities if CFP were operated as a stand alone entity. Portions of certain expenses represent allocations made from items applicable to NEFE as a whole.

2.     SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

  ACCOUNTING CHANGE - Effective October 1, 1995, CFP adopted Statement of Financial Accounting Standards ("SFAS") No. 117, " Financial Statements of Not-for-Profit Organizations." There was no significant impact on CFP's financial statements as a result of adopting SFAS No. 117.

  USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  FAIR VALUE OF FINANCIAL INSTRUMENTS - The following disclosure of the estimated fair value of CFP's financial instruments is made in accordance with the requirements of Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments." The estimated fair value amounts have been determined by CFP using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data in order to develop the estimates of fair value.

  Accordingly, the estimates herein are not necessarily indicative of the amounts CFP could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

  At September 30, 1996, for CFP's financial instruments (including student notes receivable, accounts payable and accrued expenses, and salaries, wages, and employee benefits) management believes that the carrying amounts approximate fair value due to their short maturities.

  INVENTORY - Inventory of program materials is stated at the lower of cost, using the first-in, first-out method, or market.

  PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. The cost and accumulated depreciation and amortization of property and equipment sold or otherwise disposed of are removed from the accounts and the resulting gain or loss is included in revenue or expense in the period realized.

  DEPRECIATION - Depreciation is computed on the straight-line method based on estimated useful lives of seven years for furniture, fixtures and equipment; and three to five years for computer equipment.

  TUITION - Tuition fees are collected in advance, deferred and recognized as revenue upon enrollment and as each student receives program materials or schedules program examinations.

  Tuition fee refunds (excluding any non-refundable enrollment portion) are based on declining percentages for a period of up to 33 weeks following enrollment, depending upon the program.

  When a student terminates enrollment, the differences between the student's refund, note balance, if any, and the related deferred tuition balance is recorded as revenue or expense.

3.     STUDENT NOTES RECEIVABLE

  The student notes receivable are unsecured, bear interest at 12%, and are payable in equal monthly installments of principal and interest generally over 8 months, commencing 30 days after the date of enrollment.

4.     CAPITALIZED LEASE OBLIGATION

  A long-term capital lease for a Xerox Document copier was entered into during 1995.

  The following table sets forth future minimum lease payments and the present value of minimum lease payments as of September 30, 1996:

YEAR ENDING SEPTEMBER 30
1997                                                         $ 48,900
1998                                                           48,900
1999                                                           48,900
2000                                                           12,900
                                                             --------
Total minimum lease payments                                  159,600
Less:  Executory costs                                         11,100
                                                             --------
Net minimum lease payments                                    148,500
Less:  Interest                                                10,100
                                                             --------
Present value of net minimum lease payments                   138,400
Less:  Current portion of capitalized lease obligation         40,800
                                                             --------

Capitalized lease obligation net of current portion          $ 97,600
                                                             ========

  Included in property, plan and equipment at September 30, 1996 is equipment acquired under this lease of $206,500, less accumulated depreciation of $73,500.

5.     PENSION PLAN

  A noncontributory defined benefit pension plan has been established for substantially all employees who meet certain eligibility requirements. Under the plan, a contribution, which is determined by an independent actuarial firm, is made annually for the amount needed to fund projected future pension benefits. Approximately $200,000 was charged to expense during the year ended September 30, 1996 for costs related to the plan.

6.     EMPLOYEE BENEFIT PLAN

  Effective January 1, 1996, a 403(b) retirement savings plan was established which covers substantially all employees. Employees may voluntarily contribute up to a maximum of $9,500 of their total compensation to the plan. CFP matches contributions up to 3% of the employee's salary. CFP's salary matching expense for the plan was $73,300 in 1996.

7.     RELATED PARTY TRANSACTIONS

  CFP had a nonexclusive royalty-free worldwide license for the Certified Financial Planner Board of Standards (CFPBS) formerly known as the International Board of Standards and Practices for Certified Financial Planners, Inc. (IBCFP) to use the [marks] "Certified Financial Planner" and "CFP," in connection with CFP's professional education programs and had the right to elect or appoint at least 25% of the total voting membership of the CFPBS Board of Directors through May 1996. In addition, the CFPBS had retained CFP, under the terms of an exclusive management contract, to prepare, administer, and grade all CFP examinations through February 1996. For these services, CFP was entitled to a fee based on the amount of the non-refundable examination fees paid by the students.

  During the year ended September 30, 1996, CFP earned $336,400 under the terms of the management contract with CFPBS.

                                    * * * * *

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF FINANCIAL POSITION
JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
   Student notes receivable                                  $4,486,600
   Inventory of program materials                               538,900
   Prepaid expenses and other                                   597,900
                                                             ----------

       Total current assets                                   5,623,401
                                                             ----------
OTHER ASSETS:
   Long-term portion of student notes receivable                498,500
   Other                                                        232,000
                                                             ----------

       Total other assets                                       730,500
                                                             ----------
PROPERTY AND EQUIPMENT:
   Furniture, fixtures and equipment, less accumulated
   depreciation of $2,322,500                                  912,900
                                                             ----------

TOTAL                                                        $7,266,800
                                                             ==========

See notes to financial statements.

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF FINANCIAL POSITION
JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                     $    557,000
   Salaries, wages and employee benefits                          653,400
   Current portion of capitalized lease obligations                42,700
                                                             ------------

       Total current liabilities                                1,253,100
                                                             ------------
DEFERRED TUITION                                               17,231,600
                                                             ------------
CAPITALIZED LEASE OBLIGATIONS - Net of current portion             65,200
                                                             ------------

DEFICIENCY IN ASSETS:
   Board designated funds:
       Property, plant and equipment                              912,900
   Undesignated funds (deficit)                               (12,196,000)
                                                             ------------
                                                              (11,283,100)
                                                             ------------
TOTAL                                                        $  7,266,800
                                                             ============

See notes to financial statements.

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF ACTIVITIES
NINE MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

REVENUES:
   Tuition and examination fees                    $  7,621,400
   Enrollment fees                                    2,856,300
   Re-examination and reinstatement fees                621,300
   Book sales                                           614,500
   Other fees                                            65,300
                                                   ------------

       Total revenues                                11,778,800
                                                   ------------
EXPENSES:
   Program costs                                      3,028,600
   Salaries and contract labor                        3,466,900
   Salary-related expenses                            1,033,900
   Public awareness                                     873,000
   Office expenses                                      734,200
   Professional services                                229,900
   Depreciation and amortization                        210,800
   Other                                                234,600
                                                   ------------

       Total expenses                                 9,811,900
                                                   ------------
INCREASE IN NET ASSETS:                               1,966,900

NET ASSETS RETAINED BY NEFE                          (2,118,700)

DEFICIENCY IN NET ASSETS, September 30, 1996        (11,131,300)
                                                   ------------

DEFICIENCY IN NET ASSETS, June 30, 1997            $(11,283,100)
                                                   ============

See notes to financial statements.

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION)

STATEMENT OF CASH FLOWS
NINE MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

CASH FLOWS FORM OPERATING ACTIVITIES:
   Increase in net assets                                                        $ 1,966,900
   Adjustments to reconcile increase in net assets to net cash provided by operations
       Depreciation                                                                  210,800
       Changes in operating assets and liabilities:
           Student notes receivable                                                  307,300
           Inventory of program materials                                           (214,600)
           Prepaid expenses and other assets                                        (411,100)
           Accounts payable and other current liabilities                            198,300
           Deferred tuition                                                          335,600
                                                                                 -----------

           Net cash provided by operations                                         2,393,200
                                                                                 -----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property, plan and equipment                                        (219,800)
                                                                                 -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Principal payments of capital lease obligation                                    (30,500)
   Cash retained by NEFE                                                          (2,142,900)
                                                                                 -----------
           Net cash used in financing activities                                  (2,173,400)
                                                                                 -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                    0

CASH AND CASH EQUIVALENTS, beginning of period                                             0
                                                                                 -----------

CASH AND CASH EQUIVALENTS, end of period                                          $        0
                                                                                 ===========

See notes to financial statements

COLLEGE FOR FINANCIAL PLANNING AND RELATED INSTITUTES
(COMPONENTS OF THE NATIONAL ENDOWMENT FOR FINANCIAL POSITION)

NOTES TO FINANCIAL STATEMENTS
NINE MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

1.     ORGANIZATION AND BASIS OF PRESENTATION

  ORGANIZATION - The College for Financial Planning and related institutes (CFP) are components of the National Endowment for Financial Education (NEFE). CFP is a non-traditional provider of educational and testing services for the financial services industry. CFP's primary purpose is to promote professional levels of competence among those who are or will be employed in financial planning or related fields for individuals and businesses. NEFE's Articles of Incorporation do not provide for the issuance of certificates of capital stock and state that no part of the net assets shall inure to the benefit of, or be distributable to NEFE's Board of Trustees, officers or other private persons.

  NEFE has been granted tax-exempt status under Internal Revenue Code Section 501(c)(3).

  BASIS OF PRESENTATION - One August 21, 1997, NEFE entered into an agreement to sell the operations of CFP to Apollo Group, Inc. (Apollo). The transaction closed on September 23, 1997. The accompanying financial statements include the assets and liabilities, and the revenues and expenses that relate to the operations of CFP that were purchased or assumed by Apollo pursuant to the agreement. The financial statements are not necessarily indicative of conditions that would have existed or the results of activities if CFP were operated as a stand alone entity. Portions of certain expenses represent allocations made from items applicable to NEFE as a whole.

  The financial statements included herein include the results of CFP in accordance with generally accepted accounting principles. These interim financial statements should be read in conjunction with the financial statements and notes for the year ended September 30, 1996. In the opinion of management of CFP, these financial statements contain all adjustments (consisting of normal, recurring accruals) necessary to present fairly the financial position, results of operations and cash flows of CFP for the interim period presented.

                                    * * * * *

                               APOLLO GROUP, INC.
                         PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma financial information combines the historical consolidated balance sheets and statements of operations of Apollo Group, Inc. (Apollo) and College for Financial Planning and Related Institutes (CFP or the Acquired Business) after giving effect to the acquisition by Apollo of selected assets and related business operations from the National Endowment for Financial Education. The unaudited pro forma balance sheet as of May 31, 1997 includes Apollo's balance sheet as of that date as well as the balance sheet of the Acquired Business as of June 30, 1997 adjusted to reflect the acquisition as of May 31, 1997. The unaudited pro forma statements of operations for the fiscal year ended August 31, 1996 and the nine months ended May 31, 1997 include the operating results of Apollo for those respective periods as well as the operating results of the Acquired Business for its fiscal year ended September 30, 1996 and for the nine months ended June 30, 1997 as if the acquisition of the Acquired Business had occurred at the beginning of each period. The pro forma financial information has been prepared using the purchase method of accounting for the acquisition and is based on the assumptions set forth in the notes thereto.

The unaudited pro forma financial information may not be indicative of the results that would have occurred if the acquisition of the Acquired Business had been consummated as of the dates indicated or the operating results which may be achieved by Apollo in the future. The unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and other financial information included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1996 and in the Company's Quarterly Report on Form 10-Q for the three and nine month periods ended May 31, 1997; and the financial statements of the Acquired Business for the fiscal year ended September 30, 1996 and for the nine months ended June 30, 1997 which are included elsewhere in this report on Form 8-K.

                               APOLLO GROUP, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                               AS OF MAY 31, 1997
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                      -----------------------        ------------------------
                                                                             HISTORICAL                      PRO FORMA
                                                                      -----------------------        ------------------------
                                                                       APOLLO           CFP          ADJUSTMENTS     COMBINED
                                                                      -----------------------        ------------------------
Assets:
Current assets -
Cash, cash equivalents & restricted cash                              $ 87,726                       $(17,500) (a)   $ 70,226
Short-term investments                                                  22,308                                         22,308
Receivables, net                                                        28,912       $  4,487                          33,399
Other current assets                                                     6,941          1,136                           8,077
                                                                      --------       --------        --------        --------
Total current assets                                                   145,887          5,623         (17,500)        134,010

Property and equipment, net                                             22,880            913                          23,793
Other assets                                                            11,773            731                          12,504
Goodwill                                                                 2,327                         46,283  (b)     48,610
                                                                      --------       --------        --------        --------
Total assets                                                          $182,867       $  7,267        $ 28,783        $218,917
                                                                      ========       ========        ========        ========

Liabilities and shareholders' equity:
Current liabilities -
Accounts payable, accrued and other
current liabilities                                                   $ 18,393       $  1,253                        $ 19,646
Student deposits and deferred tuition                                   49,537                       $ 10,000  (c)     59,537
                                                                      --------       --------        --------        --------
Total current liabilities                                               67,930          1,253          10,000          79,183

Long-term liabilities, less current portion                              2,490             65                           2,555
Deferred tax liabilities, net                                              817                                            817
Deferred tuition                                                                       17,232         (10,000) (c)      7,232

Shareholders' equity
Preferred Stock                                                             --                                             --
Class A Non-Voting Common Stock                                             65                              1  (d)         66
Class B Voting Common Stock                                                  1                                              1
Additional paid-in-capital                                              48,260                         17,499  (d)     65,759
Retained earnings (deficit)                                             63,304        (11,283)         11,283  (e)     63,304
                                                                      --------       --------        --------        --------
Total shareholders' equity                                             111,630        (11,283)         28,783         129,130
                                                                      --------       --------        --------        --------
Total liabilities and shareholders' equity                            $182,867       $  7,267        $ 28,783        $218,917
                                                                      ========       ========        ========        ========

---------------
  (a) To reduce invested assets for the approximate amount necessary to fund the cash portion of the purchase price.

  (b) To reflect the estimated excess of the purchase price (i.e., $17.5 million of cash, $17.5 million of stock and $18.5 million of liabilities assumed) over the estimated fair value of assets acquired of $7.3 million.

  (c) To reclassify from noncurrent, the portion of deferred tuition of the Acquired Business which is expected to be recognized during the succeeding twelve months.

  (d) To reflect the issuance of approximately 445,000 shares of $.0013 par value Class A common stock in connection with the acquisition.

  (e)  To eliminate the net deficit of the Acquired Business.

                               APOLLO GROUP, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED MAY 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                         ----------------------       -------------------------
                                               HISTORICAL                     PRO FORMA
                                         ----------------------       -------------------------
                                          APOLLO          CFP           ADJUSTMENTS    COMBINED
                                         ----------------------       -------------------------
Revenues:
Tuition and other, net                   $203,422       $11,779 (a)                    $215,201
Interest income                             3,055                         $(523) (b)      2,532
                                         --------       -------           -----        --------
Total net revenues                        206,477        11,779            (523)        217,733
                                         --------       -------           -----        --------

Costs and expenses:
Instruction costs and services            121,269         4,198                         125,467
Selling and promotional                    25,463         2,234                          27,697
General and administrative                 19,856         3,380             992  (c)     24,228

                                         --------       -------           -----        --------
Total costs and expenses                  166,588         9,812             992         177,392
                                         --------       -------           -----        --------

Income before income taxes                 39,889         1,967          (1,515)         40,341
Less provision for income taxes            15,954                           181  (d)     16,135

                                         --------       -------           -----        --------
Net income                               $ 23,935       $ 1,967         $(1,696)       $ 24,206
                                         ========       =======           =====        ========
Net income per share                     $   0.46                                      $   0.46

Weighted average shares outstanding        51,747                           445  (e)     52,192

------------------
  (a) Amount excludes investment income earned on assets not being acquired by the Company in the acquisition.

  (b) To eliminate interest income on $17.5 million of invested assets assumed to fund the cash portion of the purchase price.

  (c) To reflect amortization of $46.3 million of goodwill resulting from the acquisition on a straight-line basis over a period of 35 years.

  (d) To provide income taxes on the incremental operating results of the Acquired Business for the period at a combined federal and state tax rate of 40% which rate approximates Apollo's actual effective income tax rate for the period.

  (e) To increase the weighted average number of shares outstanding for the approximate number of shares to be issued to fund the stock portion of the purchase price.

                               APOLLO GROUP, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                       FOR THE YEAR ENDED AUGUST 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                        ----------------------           ------------------------
                                              HISTORICAL                         PRO FORMA
                                        ----------------------           ------------------------
                                         APOLLO          CFP             ADJUSTMENTS     COMBINED
                                        ----------------------           ------------------------
Revenues:
Tuition and other, net                  $211,247       $16,965(a)                        $228,212
Interest Income                            3,028                           $ (744) (b)      2,284

                                        --------       -------             ------        --------
Total net revenues                       214,275        16,965               (744)        230,496
                                        --------       -------             ------        --------

Costs and expenses:
Instruction costs and services           130,039         6,112                            136,151
Selling and promotional                   27,896         3,077                             30,973
General and administrative                21,343         3,653              1,322 (c)      26,318

                                        --------       -------             ------        --------
Total costs and expenses                 179,278        12,842              1,322         193,442
                                        --------       -------             ------        --------

Income before income taxes                34,997         4,123             (2,066)         37,054
Less provision for income taxes           13,605                              823 (d)      14,428

                                        --------       -------             ------        --------
Net income                              $ 21,392       $ 4,123            $(2,889)       $ 22,626
                                        ========       =======            =======        ========

Net income per share                    $   0.42                                         $   0.44

Weighted average shares outstanding       51,194                              445 (e)      51,639

--------------------
  (a) Amount excludes investment income earned on assets not being acquired by the Company in the acquisition.

  (b) To eliminate interest income on $17.5 million of invested assets assumed to fund the cash portion of the purchase price.

  (c) To reflect amortization of $46.3 million of goodwill resulting from the acquisition on a straight line basis over a period of 35 years.

  (d) To provide income taxes on the incremental operating results of the Acquired Business for the period at a combined federal and state tax rate of 40% which rate approximates Apollo's actual effective income tax rate for the period.

  (e) To increase the weighted average number of shares outstanding for the approximate number of shares to be issued to fund the stock portion of the purchase price.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 APOLLO GROUP, INC.


Date: September 23, 1997         By:/s/ James W. Hoggatt
                                    --------------------
                                    James W. Hoggatt
                                    Vice President of Finance and
                                       Chief Financial Officer
                                    (Principal Financial and Accounting Officer)